                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):        June 8, 2005
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                          Majesco Entertainment Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       333-70663                                          06-1529524
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(Commission File Number)                       (IRS Employer Identification No.)

      160 Raritan Center Parkway, Edison, New Jersey                     08837
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (732) 225-8910
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01  REGULATION FD DISCLOSURE

On its conference call held on June 7, 2005, Majesco Entertainment Company (the
"Company") announced its second quarter operating results. In addition, on such conference call, Majesco stated additional material information not previously announced, specifically, that it had entered into an agreement with Dreamworks
SKG to license certain feature length animated movie content for use in the
Company's Game Boy Video products.

To hear a recording of the conference call (available until midnight on June 14,
2005): Call 1-877-519-4471 in the United States and 1-973-341-3080 for
international callers. The identification code is 6120440. Additionally, the call was web cast and can be accessed at the Company's website at
www.majescoentertainment.com. The web cast may also be accessed at
www.viavid.net. To access the web cast, you will need to have the Windows Media
Player on your desktop.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Majesco Entertainment Company
                                                 (Registrant)

Date: June 8, 2005                               By: /s/ Carl J. Yankowski
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                                                     Carl J. Yankowski
                                                     Chief Executive Officer